UBS Global Asset Management 1285 Avenue of the Americas	Disclosure
New York, NY 10019

March 1, 2011

A service provider for UBS Retirement Money Fund has changed

Highlights
•	The investment advisory and administration contract for UBS Retirement Money Fund (the “Fund”) has transferred from UBS Financial Services Inc. (“UBS FS”) to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), effective March 1, 2011.

•	This change is not expected to impact how the Fund’s assets are invested, but reflects a realignment of contractual responsibilities among UBS affiliates.

•	UBS Global AM had served as the sub-advisor/sub-administrator responsible for the day-to-day management of the Fund for many years. Both UBS FS and UBS Global AM are wholly-owned subsidiaries of the same parent company, UBS AG.

•	In addition, as a part of the transfer, the Fund’s board also approved modifications to the Fund’s fee structure. These fee modifications resulted in a decrease in the aggregate contractual management and service fees payable by the Fund.

•	The supplement that follows details these changes.

What Has Changed
UBS Global AM has replaced UBS FS as the Fund’s investment advisor/administrator.

• As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

• The Fund’s shareholder servicing fee increased from 0.125% to 0.15% (as allowed under the shareholder approved servicing plan).

• Reductions in the investment advisory/administration fee rate more than offset the change in the service fee rate—resulting in a net decrease in the Fund’s aggregate contractual management and service expenses. These changes did not require shareholder approval.

Please retain the supplement for your records.

Questions
Please contact your UBS Financial Advisor if you have questions regarding the supplement.

ZS455

UBS Retirement Money Fund
 Supplement to the Prospectus
Dated August 30, 2010, as previously
supplemented

March 1, 2011

Dear Investor:

The purpose of this supplement is to provide you with information regarding the transfer of the investment advisory and administration contract (the “Advisory Contract”) between UBS RMA Money Fund Inc., on behalf of its series UBS Retirement Money Fund (the “Fund”), and UBS Financial Services Inc., the Fund’s prior investment advisor, to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an affiliate of UBS Financial Services Inc. Previously, UBS Global AM served as the investment sub-advisor and sub-administrator of the Fund.

The Fund’s board of directors approved the transfer of the Advisory Contract from UBS Financial Services Inc. to UBS Global AM, effective March 1, 2011. UBS Global AM has the same contractual rights and responsibilities under the Advisory Contract as those previously held by UBS Financial Services Inc. All of the personnel of UBS Global AM who previously provided investment advisory services to the Fund pursuant to a sub-advisory and sub-administration contract between UBS Financial Services Inc. and UBS Global AM (the “Sub-Advisory Contract”) will continue to provide investment advisory services to the Fund. The Sub-Advisory Contract terminated effective as of the close of business on February 28, 2011.

As a part of the transfer of the Advisory Contract, the board of directors also approved modifications to the fee structure of the Fund, including: (i) a decrease in the investment advisory and administration fees paid by the Fund to UBS Global AM and (ii) an increase in the service fees paid by the Fund to UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), the Fund’s principal underwriter, under the Fund’s service plan to the upper limit allowable under the service plan. These fee modifications resulted in an aggregate decrease in the contractual management and service fees payable by the Fund.

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As a result of the transfer of the Advisory Contract and fee modifications, the Prospectus is hereby revised as follows:

In the section captioned “Fund summary—Fees and expenses of the fund,” the table sub-headed “Annual fund operating expenses” on page 3 of the Prospectus is revised by replacing the table in its entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees*	0.37%

Service (12b-1) fees*	0.15%

Other expenses**	0.14%

Total annual fund operating expenses	0.66%

*	Restated to reflect current expenses.
**	“Other expenses” have been restated to reflect current fees. They do not include the fees associated with the US TreasuryTemporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009.

In the section captioned “Fund summary—Fees and expenses of the fund,” the table under the sub-heading “Example” on page 3 of the Prospectus is replaced in its entirety with the following:

	1 yr.	3 yrs.	5 yrs.	10 yrs.

UBS Retirement Money Fund	$67	$211	$368	$822

In the section captioned Fund summary—Principal strategies,” the first sentence in the third paragraph on page 4 of the Prospectus is replaced with the following:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s investment advisor.

The section captioned Fund summary—Principal risks—Management risk” on page 4 of the Prospectus is revised by replacing the section in its entirety with the following:

Management risk: The advisor’s judgments about the securities acquired by the fund may prove to be incorrect.

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The section captioned Fund summary—Investment advisor and sub-advisor” on page 5 of the Prospectus is revised by replacing the section in its entirety with the following:

Investment advisor
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the investment advisor to the fund.

The section captioned Fund summary—Payments to broker-dealers and other financial intermediaries” on page 6 of the Prospectus is replaced in its entirety with the following:

Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS Global AM and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your Financial Advisor to recommend the fund over another investment. Ask your Financial Advisor or visit your financial intermediary’s Web site for more information.

The section captioned “More information about the fund—Additional information about principal risks—Management risk” on page 8 of the Prospectus is revised by replacing the section in its entirety with the following:

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

The eighth paragraph in the section captioned “Managing your fund account” on page 9 of the Prospectus is replaced with the following:

The fund has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.15% of its average net assets.

The following is added following the last paragraph on page 10 of the Prospectus in the Section captioned “Managing Your Fund Account”:

Additional compensation to affiliated dealer
UBS Global AM has entered into an agreement with its affiliate, UBS Financial Services Inc., under which UBS Global AM (or its affiliate UBS Global AM (US)) pays UBS Financial Services Inc. additional compensation in connection with the sale of fund shares and the provision of administrative and shareholder services. The aggregate amount of these payments may be substantial and may represent a significant portion of

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the advisory and administrative fees charged by UBS Global AM. These payments do not increase the expenses of the Fund, but are made by UBS Global AM (or its affiliate UBS Global AM (US)) out of its own legitimate profits or other resources. The payments may include amounts that are sometimes referred to as “revenue sharing” payments.

The section captioned “Management” on page 14 of the Prospectus is revised by replacing the section in its entirety with the following:

Investment advisor
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s investment advisor and administrator. UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global AM is an investment advisor registered with the SEC. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”). As of December 31, 2010, UBS Global AM had approximately $152 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $598 billion in assets under management worldwide as of December 31, 2010. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Advisory fees
For the most recent fiscal year ended June 30, 2010, UBS Financial Services Inc., the fund’s prior investment advisor and administrator, was entitled to advisory and administration fees from the fund at an annual rate of 0.46% of its average daily net assets; however, fee waivers effectively resulted in the waiver of all of the advisory fees for such period. Effective March 1, 2011, UBS Global AM, the fund’s current investment advisor and administrator, is entitled to advisory and administration fees from the fund.

UBS Global AM may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Global AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

A discussion regarding the basis for the fund’s board’s approval of the fund’s (1) prior Investment Advisory and Administration Contract with UBS Financial Services Inc. and (2) the related prior Sub-Advisory and Sub-Administration Contract with UBS Global AM is available in the fund’s semiannual report to shareholders for the fiscal period ended December 31, 2010. A discussion regarding the basis for the fund’s board’s approval

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of the fund’s current Investment Advisory and Administration Contract with UBS Global AM will be available in the fund’s annual report to shareholders for the fiscal period ended June 30, 2011.

Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

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Asset management	Money market funds

UBS Retirement Money Fund
Supplement to the Statement of
Additional Information (“SAI”)
Dated August 30, 2010, as previously supplemented

March 1, 2011

Dear Investor:

The purpose of this supplement is to provide you with information regarding: (i) the transfer of the investment advisory and administration contract (the “Advisory Contract”) between UBS RMA Money Fund Inc., on behalf of its series UBS Retirement Money Fund (the “Fund”), and UBS Financial Services Inc., the Fund’s prior investment advisor, to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an affiliate of UBS Financial Services Inc., including certain related modifications to the fee structure of the Fund; and (ii) UBS Global AM’s intention to invest to a limited degree in certain tax-exempt instruments on behalf of the Fund when such investments may provide attractive investment opportunities (e.g., indirect exposure to certain high quality banks that provide letters of credit or other enhancements to those tax-exempt instruments).

I. Transfer of the Advisory Contract and related modifications to the fee structure

The Fund’s board of directors approved the transfer of the Advisory Contract from UBS Financial Services Inc. to UBS Global AM, effective March 1, 2011. UBS Global AM has the same contractual rights and responsibilities under the Advisory Contract as those previously held by UBS Financial Services Inc. Previously, UBS Global AM served as the investment sub-advisor and sub-administrator of the Fund. All of the personnel of UBS Global AM who previously provided investment advisory services to the Fund pursuant to a sub-advisory and sub-administration contract between UBS Financial Services Inc. and UBS Global AM (the “Sub-Advisory Contract”) will continue to provide investment advisory services to the Fund. The Sub-Advisory Contract terminated effective as of the close of business on February 28, 2011. UBS Global AM and UBS Financial Services Inc. are both indirect wholly owned subsidiaries of UBS AG.

As a part of the transfer of the Advisory Contract, the board of directors also approved modifications to the fee structure of the Fund, including: (i) a decrease in the investment advisory and administration fees paid by the Fund to UBS Global AM and (ii) an increase in the service fees paid by the Fund to UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), the Fund’s principal underwriter, under the Fund’s service plan to the upper level allowable under the service plan. These fee modifications resulted in an aggregate decrease in the contractual management and service fees payable by the Fund.

ZS454

As a result of the transfer of the Advisory Contract and fee modifications, the SAI is hereby revised as follows:

All references in the SAI to “UBS Financial Services Inc.” in its capacity as the investment advisor and administrator of the Fund shall be deemed to refer to “UBS Global Asset Management (Americas) Inc.” However, references to “UBS Financial Services Inc.” in its capacity as a selected dealer of the Fund will continue to refer to “UBS Financial Services Inc.” References to the “advisor” shall be deemed to refer to “UBS Global AM.” References to the “sub-advisor” refer to UBS Global AM in its prior role as the Fund’s sub-advisor or shall be deleted, if appropriate.

The section captioned “Investment advisory, administration and principal underwriting arrangements—Investment advisory and administration arrangements,” beginning on page 30 of the SAI, is revised by replacing the section in its entirety with the following:

Investment advisory and administration arrangements. UBS Global AM acts as the fund’s investment advisor and administrator pursuant to a contract with the Corporation (“Advisory and Administration Contract”). Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, according to the following schedule:

Average daily net assets	Annual rate
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415%
In excess of $750 million up to $1.5 billion	0.335%
In excess of $1.5 billion up to $5 billion	0.325%
Over $5 billion	0.315%

Services provided by UBS Global AM under the Advisory and Administration Contract include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the previous Advisory and Administration Contract, during the fiscal years ended June 30, 2010, 2009 and 2008, UBS Financial Services Inc., the fund’s prior investment advisor, earned (or accrued) investment advisory and administrative fees in the amount of $8,018,907 (all of which was waived; in addition, it reimbursed fund expenses of $164,837), $9,056,967 (of which $1,019,999 was waived) and $7,822,238 (of which $1,020,000 was waived), respectively.

Pursuant to a contract with UBS Financial Services Inc. on behalf of the fund (the “Sub-Advisory and Sub-Administration Contract”), UBS Global AM served as the fund’s sub-advisor and sub-administrator through the close of business on February 28, 2011. Under the Sub-Advisory and Sub-Administration Contract, UBS Financial Services Inc. (not the fund) paid UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.08% of the fund’s average daily net assets.

For the fiscal years ended June 30, 2010, 2009 and 2008, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $1,381,979, $1,612,658 and $1,338,275, respectively.

Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation’s other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund’s share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or UBS Global AM; (6) all expenses incurred in connection with the directors’ services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary

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expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Corporation is a party and the expenses the Corporation may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and shareholders) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing monthly statements to shareholders; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and (18) costs of mailing, stationery and communications equipment.

The Advisory and Administration Contract noted above provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

The Advisory and Administration Contract is terminable at any time without penalty by vote of the fund’s board or by the holders of a majority of the outstanding voting securities of the fund, on 60 days’ written notice to UBS Global AM. The Advisory and Administration Contract is also terminable without penalty by UBS Global AM on 60 days’ written notice to the Corporation. The Advisory and Administration Contract terminates automatically upon its assignment.

The second paragraph in the section captioned “Investment advisory, administration and principal underwriting arrangements—Principal underwriting arrangements,” beginning on page 33 of the SAI, is replaced with the following:

 Under a service plan adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act (“Plan”), the fund pays UBS Global AM (US) a service fee, computed daily and paid monthly, for providing certain shareholder services. The Plan authorizes the fund to pay UBS Global AM (US) the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to UBS Global AM (US) at the maximum annual rate of 0.15% of average net assets.

II.  Investment in certain tax-exempt instruments

UBS Global AM believes that certain tax-exempt instruments may present an attractive investment opportunity for the Fund under current market conditions, and therefore may invest to a limited extent in Rule 2a-7 eligible tax-exempt instruments on behalf of the Fund. This supplement provides additional information regarding these investments. Investment in such tax-exempt instruments is currently permitted under the Fund’s investment policies, however, the Fund has not historically made investments in such instruments.

As a result of this, the SAI is hereby revised as follows:

The following is added at the end of the fourth paragraph on page 2 in the section captioned “The fund and its investment policies” of the SAI:

The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax.

The following is added prior to the last paragraph on page 7 in the section captioned “The fund’s investments, related risks and limitations” of the SAI:

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

The following is added following the second paragraph on page 38 in the section captioned “Taxes” of the SAI:

Dividends paid by the fund will not qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

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